Exhibit 10.1

Execution Version

October 31, 2018

Legacy Reserves LP

303 West Wall Street, Suite 1800

Midland, Texas 79701

Attention: James Daniel Westcott,

                 President and Chief Financial Officer

Re:

Limited Waiver and Letter Agreement pursuant to the Third Amended and Restated Credit Agreement, dated as of April 1, 2014, among Legacy Reserves LP (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party thereto (the “Lenders”, and such agreement, as heretofore amended, restated, modified or supplemented, the “Credit Agreement”)

Mr. Westcott:

This letter relates to the Credit Agreement. Each capitalized term not defined herein shall have the meaning assigned such term in the Credit Agreement. All references to sections in this letter shall refer to sections of the Credit Agreement unless otherwise indicated.

Limited Waiver of Section 9.01(a)

The Borrower has informed the Administrative Agent and the Lenders that, as of the last day of the fiscal quarter ending September 30, 2018, its ratio of consolidated current assets (including the unused amount of the total Commitments, but excluding non-cash assets under FASB Accounting Standards Codification 815) to consolidated current liabilities (excluding non-cash obligations under FASB Accounting Standards Codification 815 and current maturities under Credit Agreement) was less than 1.0 to 1.0, in violation of Section 9.01(a) (the “Q3 2018 Current Ratio Default”). Accordingly, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Borrower’s compliance with Section 9.01(a) solely as it relates to the Q3 2018 Current Ratio Default.

Amendment to Section 9.27 of the Credit Agreement

Each of the parties hereto hereby agrees that Section 9.27 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.27 LTIP. Each of the Borrower and the Parent Guarantors agrees that it will not, and will not permit their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any payment in cash pursuant to the Amended and Restated Long-Term Incentive Plan of the Borrower, dated August 17, 2007, as amended by the First Amendment, dated June 12, 2015, as it may be further amended, restated, amended and restated or otherwise modified from time to time or any related employment or other agreement, including the 2018 Omnibus Incentive Plan of the Parent (any such payment, an “LTIP Cash Payment”) on or after October 30, 2018 in respect of grant years 2018 and prior, other than (a) LTIP Cash

Legacy Reserves LP

October 31, 2018

Payments up to $7,000,000 in the aggregate and (b) if, prior to December 3, 2018, the Parent prices an offering of its common Equity Interests, the net cash proceeds of which (i) exceed $50,000,000 in the aggregate (the amount of such excess, the “Excess Equity Proceeds”) and (ii) are applied by the Borrower as a voluntary prepayment of the Loans, LTIP Cash Payments in an amount not to exceed the lesser of (A) the Excess Equity Proceeds and (B) $6,819,936.08.

Conditions Precedent

This letter shall not become effective until the Administrative Agent receives (i) counterparts of this letter executed by the Borrower and the Majority Lenders and (ii) all fees and other amounts due and payable on or prior to the date hereof, including (a) to the extent invoiced, reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation the fees and expenses invoiced by Paul Hastings LLP prior to the date hereof) and (b) a one-time waiver fee payable to the Administrative Agent, for the account of each Lender party to this letter agreement, in an amount equal to 0.05% of the amount of each such Lender’s Applicable Percentage of the Borrowing Base.

Miscellaneous

The Borrower and each Guarantor hereby expressly (a) acknowledges the terms of this letter, (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby, notwithstanding the waiver contained herein, (c) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) after giving effect to the waiver contained herein, no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect and (d) agrees that from and after the date hereof, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this letter.

Except as expressly waived or amended herein, all covenants, obligations and agreements of the Borrower and each Guarantor contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Legacy Reserves LP

October 31, 2018

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OF THE GUARANTORS HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT, THE ARRANGER, THE ISSUING BANK, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE HEREOF AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS LETTER AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH GUARANTOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

This letter (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

This letter may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this letter by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

This letter, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements among the parties.

Legacy Reserves LP

October 31, 2018

This letter is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

[Signatures begin on next page.]

If the foregoing correctly states your understanding with respect to the matters stated in this letter, please acknowledge by signing in the space provided below.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Brett Steele

Name:	Brett Steele
Title:	Director

SIGNATURE PAGE

LETTER AGREEMENT

Accepted and Agreed to as of

the date first written above by:

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

LETTER AGREEMENT

LEGACY RESERVES SERVICES, INC. DEW GATHERING LLC PINNACLE GAS TREATING LLC LEGACY RESERVES ENERGY SERVICES LLC LEGACY RESERVES GP, LLC LEGACY RESERVES INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

LETTER AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain

Name:	Jay T. Sartain
Title: Authorized Signatory

SIGNATURE PAGE

LETTER AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Quinn Kelly

Name:	Quinn Kelly
Title: Vice President

SIGNATURE PAGE

LETTER AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette

Name:	Stephanie Balette
Title: Authorized Officer

SIGNATURE PAGE

LETTER AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Melissa Guzmann

Name:	Melissa Guzmann
Title: Director

SIGNATURE PAGE

LETTER AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis
Title: Director

SIGNATURE PAGE

LETTER AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis

Name:	Michael Willis
Title: Managing Director

By:	/s/ Joseph Cariello

Name:	Joseph Cariello
Title: Director

SIGNATURE PAGE

LETTER AGREEMENT

CITIBANK, N.A.

By:	/s/ Cliff Vaz

Name:	Cliff Vaz
Title: Vice President

SIGNATURE PAGE

LETTER AGREEMENT

SOCIETE GENERALE

By:	/s/ Max Sonnonstine

Name:	Max Sonnonstine
Title: Director

SIGNATURE PAGE

LETTER AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Mark D. McKinney

Name:	Mark D. McKinney
Title: Executive Vice President

SIGNATURE PAGE

LETTER AGREEMENT

FIFTH THIRD BANK

By:	/s/ Helen Wiggins

Name:	Helen Wiggins
Title: Vice President

SIGNATURE PAGE

LETTER AGREEMENT